UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21619
                                                     ---------------------

                        Nuveen Equity Premium Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT December 31, 2004

                                Nuveen Investments
                                Closed-End
                                Exchange-Traded
                                Funds

        NUVEEN
EQUITY PREMIUM
   INCOME FUND
           JPZ

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Photo of: 2 children sitting in the grass.

ATTRACTIVE MONTHLY
DISTRIBUTIONS AND
A MEASURE OF DOWNSIDE
PROTECTION FROM AN
INTEGRATED INDEX OPTION
AND EQUITY STRATEGY



Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

On behalf of all of us at Nuveen Investments, I'd like to use this first shareholder report of the Nuveen Equity Premium Income Fund to welcome each of you to the growing family of Nuveen investors. For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.


"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SOLUTIONS AND SERVICES THAT CAN HELP YOU SECURE YOUR LONG-TERM FINANCIAL GOALS."


Because your Fund's fiscal year ends on December 31, this "annual" report really covers only the first two full months of the Fund's operations. While it's too early to make any long-term observations, we do believe the Fund is off to a good start and we are working to position it to meet its objectives of high current income and gains. For details on the steps we've been taking to bring this about, I encourage you to read the Portfolio Manager's Perspective that immediately follows this letter.

I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mail and the Internet. Sign up is quick and easy - see the inside front cover of this report for instructions.

Again, thank you for the confidence you have shown in Nuveen Investments. We look forward to reporting on the performance of your Fund in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2005

Nuveen Equity Premium Income Fund
(JPZ)

Portfolio Manager's
        PERSPECTIVE


The Nuveen Equity Premium Income Fund features portfolio management by Gateway Investment Advisers, L.P. (Gateway). J. Patrick Rogers is the portfolio manager at Gateway responsible for investing the Fund's assets. Patrick joined Gateway in 1989 and has been the President, Chief Investment Officer and a member of the Board of Directors of Gateway since 1995. Here Patrick talks about general economic conditions, the management strategy and the performance of the Fund for the period from its inception in October 2004 through December 31, 2004.

WHAT WERE THE GENERAL MARKET CONDITIONS OVER THE PERIOD FROM THE FUND'S INCEPTION THROUGH DECEMBER 31, 2004?

Generally, the U.S. economy performed well during this period. The Gross Domestic Product (GDP) grew at preliminary annual rate of 3.1% during the fourth quarter of 2004, capping a year which saw this measure grow by 4.4%. Inflation remained largely in check as the Consumer Price Index rose at a 3% annual rate in the fourth quarter, with much of this growth due to increased energy costs. Employment remained relatively stable over these months, and the fourth quarter stock market rally seemed to reflect a belief by some that the economic recovery had become more self-sustaining.

In the domestic equity markets, almost all equity indices posted strong returns during the fourth quarter of 2004. Once the election uncertainty was gone - and helped by some weakness in oil prices - stocks surged higher, with many ending the year at or near their highs. The S&P 500 Index, basically flat for much of the year, ended 2004 up over 10% with nearly all of the gains occurring in the fourth quarter. This occurred despite the Federal Reserve raising short-term interest rates twice in the fourth quarter and five times between June and December 2004. (On February 2, 2005, after the close of this reporting period, the Federal Reserve raised the fed funds rate by another 0.25% to 2.50%.)

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE INITIAL INVESTING PERIOD BETWEEN THE FUND'S INCEPTION AND DECEMBER 31, 2004?

As noted at the time of the Fund's initial public offering, the primary portfolio management strategy is to invest the Fund's assets in a diversified equity portfolio that seeks to substantially replicate the price movement of the S&P 500 Index and also supports the Fund's index option strategy. We were able to finish our initial investment of the IPO proceeds by the middle of November.

We also began our sales of S&P 500 Index calls and purchases of S&P 500 Index puts in an attempt to generate incremental income and cash flow, and to provide a measure of portfolio value protection in the event of a rapid decline in equity prices. During this period, the options markets offered sufficient liquidity and we did not encounter any significant difficulties in implementing this portion of our overall strategy.

HOW HAS THE FUND PERFORMED SO FAR?

Since the Fund had such a short history at the end of its fiscal year, there are no meaningful returns or comparisons to report for the period ended December 31, 2004. We look forward to providing a more complete performance discussion in our next shareholder report.

As anticipated at the time of the Fund's initial public offering, the Fund declared its first monthly distribution in December 2004. The regular monthly distributions may include ordinary income (including net realized short-term capital gains), long-term capital gains, and in certain circumstances a return of capital. Any net realized long-term capital gains not included in the monthly distributions will be distributed annually as a supplemental distribution. Every year, the Fund will characterize the nature of all distributions in a communication with you.

As of December 31, 2004, the Fund was trading at a 5.03% premium to its net asset value. This premium was greater than the average 4.47% premium the Fund exhibited over the course of the reporting period.

Nuveen Equity Premium Income Fund
JPZ

Performance
     OVERVIEW  As of December 31, 2004

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Common Stocks                            96.3%
Put Options                               0.2%
Euro Time Deposits                        3.5%

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/26/04                      20
                              20.06
                              20.1
                              20.08
                              20.08
                              20.01
                              20.08
                              20.05
                              20.04
                              20.03
                              20.01
                              20.03
                              20.03
                              20.02
                              20.02
                              20.14
                              20.01
                              20.19
                              20.19
                              20.09
                              20.1
                              20
                              20.03
                              20
                              20
                              20
                              20.02
                              20
                              19.98
                              19.94
                              19.98
                              19.98
                              20.1
                              20.12
                              20.2
                              20.24
                              20.15
                              20.06
                              20.14
                              20.07
                              20.13
                              20.24
                              20.25
                              20.2
                              20.2
                              20.26
                              20.22
12/31/04                      20.25

FUND SNAPSHOT
------------------------------------
Share Price                   $20.25
------------------------------------
Net Asset Value               $19.28
------------------------------------
Premium/(Discount) to NAV      5.03%
------------------------------------
Market Yield1                  8.41%
------------------------------------
Net Assets ($000)           $723,894
------------------------------------


CUMULATIVE TOTAL RETURN
(Inception 10/26/04)
------------------------------------
           ON SHARE PRICE     ON NAV
------------------------------------
Since
Inception       1.96%          1.68%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Financials                     20.2%
------------------------------------
Information Technology         13.7%
------------------------------------
Industrials                    11.7%
------------------------------------
Healthcare                     10.6%
------------------------------------
Consumer Discretionary         10.3%
------------------------------------
Consumer Staples                9.7%
------------------------------------
Energy                          6.6%
------------------------------------
Materials                       4.6%
------------------------------------
Utilities                       4.6%
------------------------------------
Telecommunication Services      4.3%
------------------------------------
Euro Time Deposits              3.5%
------------------------------------
Put Options                     0.2%
------------------------------------


1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN EQUITY PREMIUM INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund (the "Fund") at December 31,2004, the results of its operations, the changes in its net assets and the financial highlights for the period October 26, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 11, 2005

                        Nuveen Equity Premium Income Fund (JPZ)
                        Portfolio of
                                INVESTMENTS December 31, 2004
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS- 98.2%

                CONSUMER DISCRETIONARY - 10.5%
       35,700   Abercrombie & Fitch Co., Class A                                                                       $  1,676,115
        2,700   Aeropostale, Inc. #                                                                                          79,461
       29,300   Amazon.com, Inc. #                                                                                        1,297,697
       15,900   American Eagle Outfitters, Inc.                                                                             748,890
       42,700   Best Buy Co., Inc.                                                                                        2,537,234
       19,100   The Black & Decker Corporation                                                                            1,687,103
        3,600   CDW Corporation                                                                                             238,860
          400   Callaway Golf Company                                                                                         5,400
        4,800   Career Education Corporation #                                                                              192,000
          200   CarMax, Inc. #                                                                                                6,210
        9,200   Carnival Corporation                                                                                        530,196
          400   Catalina Marketing Corporation                                                                               11,852
        2,400   Cherokee Inc.                                                                                                84,672
       12,100   Chico's FAS, Inc. #                                                                                         550,913
       12,100   Christopher & Banks Corporation                                                                             223,245
       28,400   Circuit City Stores, Inc.                                                                                   444,176
          600   Claires Stores, Inc.                                                                                         12,750
       22,200   Clear Channel Communications, Inc.                                                                          743,478
       10,300   Coach, Inc. #                                                                                               580,920
       87,000   Delphi Corporation                                                                                          784,740
       39,100   The Walt Disney Company                                                                                   1,086,980
       93,400   R.R. Donnelley & Sons Company                                                                             3,296,086
       32,500   Eastman Kodak Company                                                                                     1,048,125
       24,500   Foot Locker, Inc.                                                                                           659,785
       90,000   Ford Motor Company                                                                                        1,317,600
          500   Furniture Brands International, Inc.                                                                         12,525
       75,100   The Gap Inc.                                                                                              1,586,112
      110,800   General Motors Corporation                                                                                4,438,648
          300   GTECH Holdings Corporation                                                                                    7,785
       19,500   Harrah's Entertainment, Inc.                                                                              1,304,355
      146,000   The Home Depot, Inc.                                                                                      6,240,040
          400   Hot Topic, Inc. #                                                                                             6,876
          400   IAC/InterActiveCorp #                                                                                        11,048
       42,900   International Game Technology                                                                             1,474,902
        2,800   Kohl's Corporation #                                                                                        137,676
      104,600   Limited Brands, Inc.                                                                                      2,407,892
       32,200   Lowe's Companies, Inc.                                                                                    1,854,398
          200   Mandalay Resort Group #                                                                                      14,086
      107,500   May Department Stores Company                                                                             3,160,500
       65,200   Maytag Corporation                                                                                        1,375,720
          900   Michaels Stores, Inc.                                                                                        26,973
       14,200   The Nautilus Group, Inc.                                                                                    343,214
      187,200   Newell Rubbermaid Inc.                                                                                    4,528,368
       40,000   Nordstrom, Inc.                                                                                           1,869,200
       18,600   Omnicom Group Inc.                                                                                        1,568,352
          200   Overstock.com, Inc. #                                                                                        13,800
          500   Pacific Sunwear of California, Inc. #                                                                        11,130
       24,400   J.C. Penney Company, Inc.                                                                                 1,010,160
        5,300   The Pep Boys-Manny Moe and Jack                                                                              90,471
       46,400   Pier 1 Imports, Inc.                                                                                        914,080
          200   Polaris Industries Inc.                                                                                      13,604
        9,700   Priceline.com Incorporated #                                                                                228,823


                                       8

       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY (continued)

        6,411   Rank Group plc, Sponsored ADR                                                                          $     66,739
       91,000   Regal Entertainment Group, Class A                                                                        1,888,250
          500   Reuters Group plc, Sponsored ADR                                                                             21,475
          700   Ross Stores, Inc.                                                                                            20,209
       12,600   Russ Berrie and Company, Inc.                                                                               287,784
       38,600   Sears, Roebuck and Co.                                                                                    1,969,758
       66,400   The Servicemaster Company                                                                                   915,656
       87,700   Sirius Satellite Radio Inc. #                                                                               670,905
       54,000   Snap-on Incorporated                                                                                      1,855,440
          200   Superior Industries International, Inc.                                                                       5,810
       55,200   The TJX Companies, Inc.                                                                                   1,387,176
       18,100   The Talbots, Inc.                                                                                           492,863
        5,600   Target Corporation                                                                                          290,808
        6,700   Tiffany &Co.                                                                                                214,199
      104,700   Time Warner Inc. #                                                                                        2,035,368
       12,600   Traffix, Inc.                                                                                                80,010
        5,100   Travelzoo Inc. #                                                                                            486,693
      179,400   Tupperware Corporation                                                                                    3,717,168
       40,800   Unitrin, Inc.                                                                                             1,854,360
        3,600   Urban Outfitters, Inc. #                                                                                    159,840
        7,200   ValueClick, Inc. #                                                                                           95,976
       22,100   Viacom Inc., Class B                                                                                        804,219
       31,200   Whirlpool Corporation                                                                                     2,159,352
        6,600   XM Satellite Radio Holdings Inc., Class A #                                                                 248,292
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 9.9%

      128,000   Albertson's, Inc.                                                                                         3,056,640
      265,900   Altria Group, Inc.                                                                                       16,246,490
       36,400   Avon Products, Inc.                                                                                       1,408,680
        3,600   The Clorox Company                                                                                          212,148
      152,900   The Coca-Cola Company                                                                                     6,365,227
       55,400   Colgate-Palmolive Company                                                                                 2,834,264
      129,600   ConAgra Foods, Inc.                                                                                       3,816,720
        2,400   Diageo plc, Sponsored ADR                                                                                   138,912
       57,100   The Gillette Company                                                                                      2,556,938
       66,400   Kimberly-Clark Corporation                                                                                4,369,784
       30,700   Loews Corp - Carolina Group                                                                                 888,765
          200   Longs Drug Stores Corporation                                                                                 5,514
          300   Nu Skin Enterprises, Inc., Class A                                                                            7,614
       30,900   PepsiCo, Inc.                                                                                             1,612,980
      164,400   The Procter & Gamble Company                                                                              9,055,152
       30,600   Reynolds American Inc.                                                                                    2,405,160
      179,700   Sara Lee Corporation                                                                                      4,337,958
       12,700   UST Inc.                                                                                                    610,997
       31,700   Vector Group Ltd.                                                                                           527,171
      205,700   Wal-Mart Stores, Inc.                                                                                    10,865,074
        9,200   Walgreen Co.                                                                                                353,004
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 6.8%

       17,300   BJ Services Company                                                                                         805,142
       41,200   Baker Hughes Incorporated                                                                                 1,758,004
      189,000   ChevronTexaco Corporation                                                                                 9,924,390
       27,400   ConocoPhillips                                                                                            2,379,142
        3,000   Diamond Offshore Drilling, Inc.                                                                             120,150
          700   ENSCO International Incorporated                                                                             22,218
      430,900   Exxon Mobil Corporation                                                                                  22,087,934
       87,900   Halliburton Company                                                                                       3,449,196
       94,100   Kerr-McGee Corporation                                                                                    5,438,039
          400   Patterson-UTI Energy, Inc.                                                                                    7,780
       14,900   Schlumberger Limited                                                                                        997,555
          200   Shell Transport & Trading Company plc, Sponsored ADR                                                         10,280


                                       9

                        Nuveen Equity Premium Income Fund (JPZ) (continued)
                             Portfolio of INVESTMENTS December 31, 2004
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ENERGY (continued)

          400   Smith International, Inc.                                                                              $     21,764
       51,200   Tidewater Inc.                                                                                            1,823,232
          800   Total SA, Sponsored ADR                                                                                      87,872
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 20.5%

       47,500   The Allstate Corporation                                                                                  2,456,700
      123,500   American Home Mortgage Investment Corp.                                                                   4,229,875
       99,200   American International Group, Inc.                                                                        6,514,464
       20,300   AmSouth Bancorporation                                                                                      525,770
       26,500   Apartment Investment & Management Company, Series A                                                       1,021,310
      354,500   Bank of America Corporation                                                                              16,657,955
          600   Capital Federal Financial                                                                                    21,600
        6,600   The Chicago Merchantile Exchange                                                                          1,509,420
        8,300   The Chubb Corporation                                                                                       638,270
      449,100   Citigroup Inc.                                                                                           21,637,638
       22,200   Comerica Incorporated                                                                                     1,354,644
          500   Commerce Bancorp, Inc.                                                                                       32,200
        2,500   Converium Holding AG, ADR                                                                                    11,600
       10,500   Countrywide Financial Corporation                                                                           388,605
      190,100   Crescent Real Estate Equities Company                                                                     3,471,226
          900   A.G. Edwards, Inc.                                                                                           38,889
      163,900   Equity Office Properties Trust                                                                            4,772,768
       69,200   Fannie Mae                                                                                                4,927,732
       12,300   Fidelity National Financial, Inc.                                                                           561,741
       40,100   First Industrial Realty Trust, Inc.                                                                       1,633,273
          400   GATX Corporation                                                                                             11,824
        4,500   Arthur J. Gallagher & Co.                                                                                   146,250
       17,100   Gladstone Capital Corporation                                                                               405,270
       31,700   Glimcher Realty Trust                                                                                       878,407
       27,800   The  Goldman Sachs Group, Inc.                                                                            2,892,312
      149,000   HRPT Properties Trust                                                                                     1,911,670
       53,900   HSBC Holdings plc, Sponsored ADR                                                                          4,589,046
       13,400   The Hartford Financial Services Group, Inc.                                                                 928,754
          700   Health Care REIT, Inc.                                                                                       26,705
       13,800   Hospitality Properties Trust                                                                                634,800
      322,900   JPMorgan Chase & Co.                                                                                     12,596,329
          100   Jefferies Group, Inc.                                                                                         4,028
       11,000   Jefferson-Pilot Corporation                                                                                 571,560
        2,000   KeyCorp                                                                                                      67,800
        2,900   Legg Mason, Inc.                                                                                            212,454
        7,400   Lehman Brothers Holdings Inc.                                                                               647,352
        3,900   Liberty Property Trust                                                                                      168,480
       61,800   Lincoln National Corporation                                                                              2,884,824
       67,700   Lloyds TSB Group plc, Sponsored ADR                                                                       2,490,683
       30,800   MBNA Corporation                                                                                            868,252
       72,500   Marsh & McLennan Companies, Inc.                                                                          2,385,250
          600   Mercury General Corporation                                                                                  35,952
       50,100   Merrill Lynch &Co., Inc.                                                                                  2,994,477
      104,900   Morgan Stanley                                                                                            5,824,048
        3,400   National City Corporation                                                                                   127,670
       61,400   Nationwide Health Properties, Inc.                                                                        1,458,250
       68,900   New York Community Bancorp Inc.                                                                           1,417,273
        4,600   Newcastle Investment Corporation                                                                            146,188
       83,350   North Fork Bancorporation, Inc.                                                                           2,404,648
        7,600   PNC Financial Services Group, Inc.                                                                          436,544
        7,200   T. Rowe Price Group Inc.                                                                                    447,840
      125,800   Regions Financial Corporation                                                                             4,477,222
       92,500   The Charles Schwab Corporation                                                                            1,106,300
      171,200   U.S. Bancorp                                                                                              5,361,984
       60,300   Wachovia Corporation                                                                                      3,171,780
       70,300   Waddell & Reed Financial, Inc., Class A                                                                   1,679,467


                                       10

       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FINANCIALS (continued)

       61,800   Washington Mutual, Inc.                                                                                $  2,612,904
       90,800   Wells Fargo & Company                                                                                     5,643,220
       22,600   XL Capital Ltd, Class A                                                                                   1,754,890
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE - 10.8%

      110,700   Abbott Laboratories                                                                                       5,164,155
       46,800   Amgen Inc. #                                                                                              3,002,220
        2,200   Atherogenics, Inc. #                                                                                         51,832
       13,800   Biogen Idec Inc. #                                                                                          919,218
        9,400   Boston Scientific Corporation #                                                                             334,170
      500,900   Bristol-Myers Squibb Company                                                                             12,833,058
        6,000   Cardinal Health, Inc.                                                                                       348,900
       26,100   Caremarx Rx, Inc. #                                                                                       1,029,123
          200   Coventry Health Care, Inc. #                                                                                 10,616
          100   Genentech, Inc. #                                                                                             5,444
       18,500   Gilead Sciences, Inc. #                                                                                     647,315
        4,600   GlaxoSmithKline plc, ADR                                                                                    217,994
       16,600   Guidant Corporation                                                                                       1,196,860
       14,000   HCA, Inc.                                                                                                   559,440
        9,700   Health Management Associates, Inc., Class A                                                                 220,384
          100   ImClone Systems Incorporated #                                                                                4,608
      200,700   Johnson & Johnson                                                                                        12,728,394
       78,800   Eli Lilly and Company                                                                                     4,471,900
       14,200   Manor Care, Inc.                                                                                            503,106
       32,300   Medtronic Inc.                                                                                            1,604,341
          200   Mentor Corporation                                                                                            6,748
      249,800   Merck & Co. Inc.                                                                                          8,028,572
        2,300   OSI Pharmaceuticals, Inc. #                                                                                 172,155
          100   Omnicare, Inc.                                                                                                3,462
          100   Onyx Pharmaceuticals, Inc. #                                                                                  3,239
      567,200   Pfizer Inc.                                                                                              15,252,008
        9,800   Quest Diagnostics Incorporated                                                                              936,390
       22,700   Schering-Plough Corporation                                                                                 473,976
        1,000   Select Medical Corporation                                                                                   17,600
       42,000   UnitedHealth Group Incorporated                                                                           3,697,260
          200   Universal Health Services, Inc., Class B                                                                      8,900
        4,100   Wellpoint Inc. #                                                                                            471,500
       69,900   Wyeth                                                                                                     2,977,041
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 11.9%

        1,100   AMR Corporation #                                                                                            12,045
        5,500   Apollo Group, Inc., Class A #                                                                               443,905
       62,800   Automatic Data Processing, Inc.                                                                           2,785,180
       58,900   The Boeing Company                                                                                        3,049,253
        1,600   Briggs & Stratton Corporation                                                                                66,528
       43,700   Caterpillar Inc.                                                                                          4,261,187
        9,600   Cendant Corporation                                                                                         224,448
          200   CheckFree Corp. #                                                                                             7,616
        5,100   Cooper Industries, Ltd., Class A                                                                            346,239
        5,700   Cummins Inc.                                                                                                477,603
        4,300   Deere & Company                                                                                             319,920
       21,000   Eaton Corporation                                                                                         1,519,560
       64,500   Emerson Electric Co.                                                                                      4,521,450
          400   Fastenal Company                                                                                             24,624
       17,700   First Data Corporation                                                                                      752,958
       16,300   General Dynamics Corporation                                                                              1,704,980
      773,100   General Electric Company                                                                                 28,218,150
       61,400   Genuine Parts Company                                                                                     2,705,284
       18,800   Goodrich Corporation                                                                                        613,632
        2,400   W.W. Grainger, Inc.                                                                                         159,888
       99,400   Honeywell International Inc.                                                                              3,519,754
        1,300   Hubbell Incorporated, Class B                                                                                67,990


                                       11

                        Nuveen Equity Premium Income Fund (JPZ) (continued)
                             Portfolio of INVESTMENTS December 31, 2004
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS (continued)

        9,500   Illinois Tool Works Inc.                                                                               $    880,460
        9,700   Ingersoll-Rand Company, Class A                                                                             778,910
          700   JetBlue Airways Corporation #                                                                                16,254
        6,400   Northrop Grumman Corporation                                                                                347,904
        3,700   Parker Hannifin Corporation                                                                                 280,238
       42,800   Paychex, Inc.                                                                                             1,458,624
        1,000   Pentair, Inc.                                                                                                43,560
       63,000   Raytheon Company                                                                                          2,446,290
       10,200   Robert Half International Inc.                                                                              300,186
       35,500   SPX Corporation                                                                                           1,422,130
       15,300   Sabre Holdings Corporation, Class A                                                                         339,048
          200   Siemens AG, Sponsored ADR                                                                                    16,934
        8,700   Southwest Airlines Co.                                                                                      141,636
       43,000   The Standard Register Company                                                                               607,160
       54,600   The Stanley Works                                                                                         2,674,854
       21,000   StarTek, Inc.                                                                                               597,450
        9,900   Taser International, Inc. #                                                                                 312,741
       58,900   3M Co.                                                                                                    4,833,923
        1,100   The Timken Company                                                                                           28,622
      100,400   Tyco International Ltd.                                                                                   3,588,296
       30,400   United Parcel Service, Inc., Class B                                                                      2,597,984
       34,600   United Technologies Corporation                                                                           3,575,910
       93,600   Waste Management, Inc.                                                                                    2,802,384
        9,300   York International Corporation                                                                              321,222
------------------------------------------------------------------------------------------------------------------------------------


                INFORMATION TECHNOLOGY - 14.0%

       12,800   Adobe Systems Incorporated                                                                                  803,072
          600   ADTRAN, Inc.                                                                                                 11,484
       16,400   Agilent Technologies, Inc. #                                                                                395,240
       10,500   Akamai Technologies, Inc. #                                                                                 136,815
        6,200   Altera Corporation #                                                                                        128,340
        3,400   American Power Conversion Corporation                                                                        72,760
       51,800   Analog Devices, Inc.                                                                                      1,912,456
        4,900   Apple Computer, Inc. #                                                                                      315,560
      105,800   Applied Materials,Inc. #                                                                                  1,809,180
       26,200   Ask Jeeves, Inc. #                                                                                          700,850
       19,400   Autodesk, Inc.                                                                                              736,230
       13,900   Avaya, Inc. #                                                                                               239,080
       17,900   BEA Systems, Inc. #                                                                                         158,594
       35,300   Broadcom Corporation, Class A #                                                                           1,139,484
      337,900   Cisco Systems, Inc. #                                                                                     6,521,470
          500   Cognizant Technology Solutions Corporation, Class A #                                                        21,165
       14,300   Computer Associates International, Inc.                                                                     444,158
       61,900   Corning Incorporated #                                                                                      728,563
          100   Cree, Inc. #                                                                                                  4,008
       29,600   Dell Inc. #                                                                                               1,247,344
       42,100   EMC Corporation #                                                                                           626,027
       56,600   eBay Inc. #                                                                                               6,581,448
        2,900   Electronic Arts Inc. (EA) #                                                                                 178,872
          100   FactSet Research Systems Inc.                                                                                 5,844
          300   Fair Isaac Corporation                                                                                       11,004
        8,600   F5 Networks, Inc. #                                                                                         418,992
       20,294   Freescale Semiconductor Inc., Class B #                                                                     372,598
          400   Gentex Corporation                                                                                           14,808
        3,800   Google Inc., Class A #                                                                                      733,780
      165,100   Hewlett-Packard Company                                                                                   3,462,147
       12,000   Infospace, Inc. #                                                                                           570,600
      431,500   Intel Corporation                                                                                        10,092,785
       79,800   International Business Machines Corporation (IBM)                                                         7,866,684
          100   International Rectifier Corporation #                                                                         4,457
        6,800   Internet Security Systems, Inc. #                                                                           158,100
          500   Intersil Corporation, Class A                                                                                 8,370


                                     12

       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY (continued)

       85,700   JDS Uniphase Corporation #                                                                             $    271,669
        6,300   KLA-Tencor Corporation #                                                                                    293,454
          200   Lam Research Corporation #                                                                                    5,782
       32,100   Linear Technology Corporation                                                                             1,244,196
      169,700   Lucent Technologies Inc. #                                                                                  638,072
          500   Macromedia, Inc. #                                                                                           15,560
       41,700   Maxim Integrated Products, Inc.                                                                           1,767,663
          400   McAfee Inc. #                                                                                                11,572
        6,300   Mercury Interactive Corporation #                                                                           286,965
      732,900   Microsoft Corporation                                                                                    19,575,759
        1,200   Microchip Technology Incorporated                                                                            31,992
      183,800   Motorola, Inc.                                                                                            3,161,360
       25,500   National Semiconductor Corporation                                                                          457,725
       18,000   NVIDIA Corporation #                                                                                        424,080
        4,500   Omnivision Technologies, Inc. #                                                                              82,575
      301,800   Oracle Corporation #                                                                                      4,140,696
       12,600   PMC-Sierra, Inc. #                                                                                          141,750
       17,600   PeopleSoft, Inc. #                                                                                          466,048
          200   Plantronics, Inc.                                                                                             8,294
      132,100   QUALCOMM Inc.                                                                                             5,601,040
          600   RF Micro Devices, Inc. #                                                                                      4,104
        6,100   Red Hat, Inc. #                                                                                              81,435
        4,900   Scientific-Atlanta, Inc.                                                                                    161,749
          100   Shanda Interactive Entertainment Ltd., ADR #                                                                  4,250
       50,100   Siebel Systems, Inc. #                                                                                      526,050
          100   Silicon Laboratories Inc. #                                                                                   3,531
       12,800   Sohu.com Inc. #                                                                                             226,688
       12,500   Sonus Networks, Inc. #                                                                                       71,625
       43,800   Symantec Corporation #                                                                                    1,128,288
      135,400   Texas Instruments Incorporated                                                                            3,333,548
          200   United Online, Inc. #                                                                                         2,306
          300   UTStarcom, Inc. #                                                                                             6,645
       43,500   VERITAS Software Corporation #                                                                            1,241,925
       24,400   Versign, Inc. #                                                                                             817,888
       12,600   WebEx Communications, Inc. #                                                                                299,628
       38,300   Xilinx, Inc.                                                                                              1,135,595
      127,600   Yahoo! Inc. #                                                                                             4,807,968
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.7%

       41,500   Alcoa Inc.                                                                                                1,303,930
          400   Bowater Incorporated                                                                                         17,588
          800   CONSOL Energy Inc.                                                                                           32,840
       14,000   Crompton Corporation                                                                                        165,200
      177,400   The  Dow Chemical Company                                                                                 8,783,074
      160,100   E.I. du Pont de Nemours and Company                                                                       7,852,905
       63,200   Eastman Chemical Company                                                                                  3,648,536
        1,800   International Paper Company                                                                                  75,600
       18,400   The Lubrizol Corporation                                                                                    678,224
      123,000   Lyondell Chemical Company                                                                                 3,557,160
       54,500   MeadWestvaco Corporation                                                                                  1,847,005
        2,012   Neenah Paper, Inc.                                                                                           65,591
      113,100   Olin Corporation                                                                                          2,490,462
       16,600   PPG Industries, Inc.                                                                                      1,131,456
        1,800   Packaging Corp of America                                                                                    42,390
       14,400   RPM International, Inc.                                                                                     283,104
       15,700   Sonoco Products Company                                                                                     465,505
      115,700   USEC Inc.                                                                                                 1,121,133
        6,400   Weyerhaeuser Company                                                                                        430,208


                                       13


                        Nuveen Equity Premium Income Fund (JPZ) (continued)
                             Portfolio of INVESTMENTS December 31, 2004
       SHARES   DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MATERIALS (continued)

        3,300   Worthington Industries, Inc.                                                                           $     64,614
------------------------------------------------------------------------------------------------------------------------------------


                TELECOMMUNICATION SERVICES - 4.4%

       92,500   AT&T Corp.                                                                                                1,763,050
       25,700   ALLTEL Corporation                                                                                        1,510,132
      210,900   BellSouth Corporation                                                                                     5,860,911
       19,900   Nextel Communications, Inc. Class A #                                                                       597,000
        1,200   Nokia Oyj, Sponsored ADR                                                                                     18,804
      380,100   SBC Communications Inc.                                                                                   9,795,177
       62,800   Sprint Corporation                                                                                        1,560,580
        4,000   TDC A/S,  Sponsored ADR                                                                                      85,120
        4,400   Telstra Corporation Limited, ADR                                                                             84,216
      264,200   Verizon Communications Inc.                                                                              10,702,742
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.7%

       65,300   Ameren Corporation                                                                                        3,274,142
       60,400   Atmos Energy Corporation                                                                                  1,651,940
      236,000   Citizens Communications Company                                                                           3,254,440
       45,700   Consolidated Edison, Inc.                                                                                 1,999,375
       27,800   DTE Energy Company                                                                                        1,199,014
      172,100   Duke Energy Corporation                                                                                   4,359,293
        3,000   Duquesne Light Holdings Inc.                                                                                 56,550
       17,100   Great Plains Energy Incorporated                                                                            517,788
       47,500   Keyspan Corporation                                                                                       1,873,875
          700   National Fuel Gas Company                                                                                    19,838
      133,100   Nicor Inc.                                                                                                4,916,714
        5,100   OGE Energy Corp.                                                                                            135,201
        1,100   ONEOK, Inc.                                                                                                  31,262
       51,900   Peoples Energy Corporation                                                                                2,281,005
        3,000   Pepco Holdings, Inc.                                                                                         63,960
       50,800   Progress Energy, Inc.                                                                                     2,298,192
       37,100   Public Service Enterprise Group                                                                           1,920,667
        2,100   The Southern Company                                                                                         70,392
      101,700   TECO Energy, Inc.                                                                                         1,560,078
       63,700   United Utilities plc, Sponsored ADR                                                                       1,564,471
          400   Vectren Corporation                                                                                          10,720
       34,800   Xcel Energy, Inc.                                                                                           633,360
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $672,104,282)                                                                 710,615,074
                --------------------------------------------------------------------------------------------------------------------



                                       14

   CONTRACTS    DESCRIPTION                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PUT OPTIONS - 0.2%

       1,226    On S&P 500 Index, expiring 1/22/05 at 1075                                                              $    31,650
       1,613    On S&P 500 Index, expiring 2/19/05 at 1075                                                                  217,755
         964    On S&P 500 Index, expiring 2/19/05 at 1100                                                                  197,620
       1,337    On S&P 500 Index, expiring 3/19/05 at 1075                                                                  454,580
         649    On S&P 500 Index, expiring 3/19/05 at 1100                                                                  311,520
------------------------------------------------------------------------------------------------------------------------------------
                Total Put Options (cost $2,352,140)                                                                       1,213,125
                --------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)
------------------------------------------------------------------------------------------------------------------------------------

                EURO TIME DEPOSITS (COST $25,619,419) - 3.5%

$     25,619    State Street Bank, 1.000%, 1/03/05                                                                       25,619,419
============------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $700,075,841) - 101.9%                                                          737,447,618
                ====================================================================================================================

   CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------

                CALLOPTIONS - (3.1)% *

        (825)   On S&P 500 Index, expiring 1/22/05 at 1175                                                               (3,382,500)
        (700)   On S&P 500 Index, expiring 1/22/05 at 1200                                                               (1,470,000)
      (1,399)   On S&P 500 Index, expiring 2/19/05 at 1175                                                               (6,589,290)
      (1,164)   On S&P 500 Index, expiring 2/19/05 at 1200                                                               (3,387,240)
        (940)   On S&P 500 Index, expiring 3/19/05 at 1175                                                               (5,047,800)
        (801)   On S&P 500 Index, expiring 3/19/05 at 1200                                                               (2,915,640)
------------------------------------------------------------------------------------------------------------------------------------
                Total Call Options (premiums received $19,757,348)                                                      (22,792,470)
                ====================================================================================================================
                Other Assets less Liabilities - 1.2%                                                                      9,238,999
                ====================================================================================================================
                Net Assets - 100%                                                                                     $ 723,894,147
                ====================================================================================================================

                #   Non-income producing.

                * The aggregate value of investments that covers outstanding call options is $602,856,085.



                                 See accompanying notes to financial statements.


                        Statement of
                            ASSETS AND LIABILITIES December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $700,075,841)                                                                              $737,447,618
Cash                                                                                                                      2,845,867
Receivables:
   Dividends and interest                                                                                                 1,406,212
   Options sold                                                                                                           5,506,665
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                                                         747,206,362
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Call options written, at value (premiums received $19,757,348)                                                           22,792,470
Accrued expenses:
   Management fees                                                                                                          355,800
   Other                                                                                                                    163,945
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                                                     23,312,215
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $723,894,147
====================================================================================================================================
Shares outstanding                                                                                                       37,542,618
====================================================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)                                       $      19.28
====================================================================================================================================


NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                                       $    375,426
Paid-in surplus                                                                                                         715,574,719
Undistributed (Over-distribution of) net investment income                                                                 (734,568)
Accumulated net realized gain (loss) from investments and option contracts                                              (25,623,074)
Net unrealized appreciation (depreciation) of investments and option contracts                                           34,336,655
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $723,894,147
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       16

                        Statement of
                              OPERATIONS For the Period October 26, 2004
                        (commencement of operations) through December 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,538)                                                                    $  5,066,690
Interest                                                                                                                    286,662
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                   5,353,352
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           1,071,112
Shareholders' servicing agent fees and expenses                                                                               2,332
Custodian's fees and expenses                                                                                                48,017
Trustees' fees and expenses                                                                                                   2,192
Professional fees                                                                                                            24,637
Shareholders' reports - printing and mailing expenses                                                                        78,187
Investor relations expense                                                                                                   15,981
Other expenses                                                                                                               12,178
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      1,254,636
   Custodian fee credit                                                                                                     (30,284)
   Expense reimbursement                                                                                                   (362,508)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                861,844
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     4,491,508
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                                                                          361,386
Net realized gain (loss) from option contracts written                                                                  (25,984,460)
Net unrealized appreciation of investments                                                                               37,371,777
Net unrealized appreciation (depreciation) of option contracts written                                                   (3,035,122)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                                          8,713,581
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                             $ 13,205,089
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS For the Period
                        October 26, 2004 (commencement of operations)
                        through December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                                  $  4,491,508
Net realized gain from investments                                                                                          361,386
Net realized gain (loss) from option contracts written                                                                  (25,984,460)
Net unrealized appreciation of investments                                                                               37,371,777
Net unrealized appreciation (depreciation) of option contracts written                                                   (3,035,122)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                               13,205,089
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                                                               (5,226,076)
Tax return of capital                                                                                                       (84,048)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                                                (5,310,124)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                                                     713,053,231
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                                   2,845,867
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to shares from capital share transactions                                         715,899,098
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                              723,794,063
Net assets at the beginning of period                                                                                       100,084
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                                        $723,894,147
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                                        $   (734,568)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Equity Premium Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JPZ." The Fund was organized as a Massachusetts business trust on July 26, 2004.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of current income and gains by investing primarily in a diversified equity portfolio that seeks to substantially replicate price movements of the Standard & Poor's 500 Stock Index and is designed to support the Fund's index option strategy.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed equity securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Equity securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of index options are provided through an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Short-term securities are valued at amortized cost, which approximates market value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which the Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 futures contract between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a fair value for the options. Any such fair valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available the fair valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method.

Option Transactions

The Fund purchases index put options and writes (sells) index call options, each on the S&P 500 Index. The purchase of put options involves the risk of loss of all or part of the cash paid for the options, as the Fund pays a premium whether or not the option is exercised. Put options purchased are accounted for in the same manner as portfolio securities.

Notes to
    FINANCIAL STATEMENTS (continued)



When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. If a call option is exercised, the premium is added to the proceeds of the sale of the underlying index in determining whether the Fund has realized a gain or loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund intends to declare monthly distributions to shareholders. The Fund's monthly distributions will generally be made from the Fund's net investment income and capital gains from the net index option premiums. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a fiscal year will not finally be determined until after the end of that fiscal year. Consequently, the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that fiscal year, in which event the amount of such excess would be treated by shareholders for tax purposes as a return of capital. For example, the Fund may distribute income early in the fiscal year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the fiscal year, thereby offsetting the income otherwise taxable as short-term capital gains for which distributions have already been made by the Fund. Moreover, in a rising equity market in which both the Fund's portfolio of stocks and the market index on which the Fund writes and buys options rise in value, the Fund may realize capital losses in connection with its written index call options, while the largely reciprocal increases in the value of the Fund's portfolio of stocks will be treated as unrealized capital gains in this circumstance, the Fund's net cash flows may equal or exceed the amount of distributions paid, while the combination of its net income and net realized capital gains may be far less than the amount of distributions paid, in which case the difference will be treated as a return of capital for tax purposes.The actual character of the distributions made by the Fund during the period October 26, 2004 (commencement of operations) through December 31, 2004, are reflected in the accompanying financial statements.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs of $1,095,768 was recorded as a reduction of the proceeds from the sale of shares.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the period October 26, 2004 (commencement of operations) through December 31, 2004, the Fund sold 37,390,000 shares. In addition, 147,378 shares were issued to shareholders due to reinvestment of distributions during the period October 26, 2004 (commencement of operations) through December 31, 2004.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the period October 26, 2004 (commencement of operations) through December 31, 2004, aggregated $681,801,724 and $5,487,494, respectively.

Transactions in S&P 500 Index option contracts written during the period October 26, 2004 (commencement of operations) through December 31, 2004, were as follows:

                                                         NUMBER
                                                             OF        PREMIUMS
                                                      CONTRACTS        RECEIVED
--------------------------------------------------------------------------------
Outstanding, beginning of period                             --    $         --
Options written                                          13,243     (42,045,252)
Options terminated in closing purchase transactions      (7,414)     22,287,904
--------------------------------------------------------------------------------
Outstanding, end of period                                5,829    $(19,757,348)
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments owned was $700,075,841.

The net unrealized appreciation of investments at December 31, 2004, aggregated $37,371,777, of which $42,709,689 related to appreciated securities and $5,337,912 related to depreciated securities.

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, were as follows:

--------------------------------------------------------------------------------
Accumulated capital and other losses *                             $   (818,616)
Undistributed net capital gains (losses)                            (25,623,074)
================================================================================

* The balances above reflect operations for the portion of the tax year through December 31, 2004. The accumulated losses will be available to offset gains in future tax years subject to applicable tax rules.

The tax character of distributions paid during the period October 26, 2004 (commencement of operations) through December 31, 2004, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $5,226,076
Tax return of capital                                                     84,048
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

                                                                      FUND-LEVEL
AVERAGE DAILY MANAGED ASSETS                                            FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================


Complex-Level Fee. The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

                                                                   COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS (1)                                                FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Gateway Investment Advisers, L.P. ("Gateway") under which Gateway manages the investment portfolio of the Fund. Gateway is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
OCTOBER 31,                                    OCTOBER 31,
--------------------------------------------------------------------------------
2004*                    .30%                          2009                 .30%
2005                     .30                           2010                 .22
2006                     .30                           2011                 .14
2007                     .30                           2012                 .07
2008                     .30
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2012.

6. SUBSEQUENT EVENTS

Distributions to Shareholders

The Fund declared a distribution of $.1420 per share which was paid on February 1, 2005, to shareholders of record on January 15, 2005.

Adviser Merger

Effective January 1, 2005, the Adviser and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), also a wholly owned subsidiary of Nuveen. As a result of the merger, NAM is now the adviser to all funds previously advised by either NAC or the Adviser.

Announcement Regarding Parent Company of Adviser

After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen.

                        Financial
                                HIGHLIGHTS

Selected data for a share outstanding throughout the period:
                                           Investment Operations                       Less Distributions
                                     ---------------------------------   -------------------------------------------
                                                          Net
                        Beginning           Net     Realized/                   Net                    Tax
                        Net Asset    Investment    Unrealized            Investment     Capital  Return of
                            Value      Income(a)         Gain    Total       Income        Gain    Capital    Total
--------------------------------------------------------------------------------------------------------------------
Period Ended 12/31:
2004(b)                    $19.10          $.12          $.24     $.36        $(.15)       $ --       $ --    $(.15)
====================================================================================================================
                                                                        Total Returns
                                                                    --------------------
                                                                                 Based
                                                                     Based          on
                                            Ending       Ending         on         Net
                          Offering       Net Asset       Market     Market       Asset
                             Costs           Value        Value      Value**     Value**
----------------------------------------------------------------------------------------
Period Ended 12/31:
2004(b)                      $(.03)         $19.28       $20.25       1.96%       1.68%
========================================================================================
                                                            Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------------------------
                                         Before Credit/Reimbursement          After Credit/Reimbursement***
                                       ---------------------------------      -------------------------------
                                                          Ratio of Net                         Ratio of Net
                                          Ratio of          Investment           Ratio of        Investment
                            Ending     Expenses to           Income to        Expenses to         Income to       Portfolio
                        Net Assets         Average             Average            Average           Average        Turnover
                              (000)     Net Assets          Net Assets         Net Assets        Net Assets            Rate
----------------------------------------------------------------------------------------------------------------------------
Period Ended 12/31:
2004(b)                   $723,894            1.07%*              3.49%*              .73%*            3.82%*             1%
============================================================================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
(a) Per Shares Net Investment Income is calculated using the average daily shares method.
(b) For the period October 26, 2004 (commencement of operations) through December 31, 2004.


                                 See accompanying notes to financial statements.

                                  24-25 spread

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             153
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           153
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               153
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       153
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                153
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Fleming Asset                    151
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College; currently a member of the American and Wisconsin Bar Associations.


                                       26

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                153
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Director, Chair of the Finance
                                                          Committee and Member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit parent company of Miami
                                                          Valley Hospital; President of the Dayton Philharmonic Orchestra
                                                          Association; Director and Immediate Past Chair, Dayton
                                                          Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     153
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          153
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston
                                                          of Commerce and Evanston Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               153
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp. (3);
                                                          Managing Director (since 2002), Assistant Secretary
                                                          and Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing
                                                          Director (since 2004) and Assistant Secretary (since
                                                          1994) of Nuveen Investments, Inc.; Assistant Secretary
                                                          of NWQ Investment Management Company, LLC (since 2002);
                                                          Vice President and Assistant Secretary of Nuveen
                                                          Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant
                                                          Secretary of Rittenhouse Asset Management, Inc.
                                                          (since 2003); Chartered Financial Analyst.


                                       27


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            153
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 153
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               153
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999) (3); Vice
                                                          President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             153
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly, Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (3); Vice President and Assistant
                                                          Secretary (since 2002) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            153
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp. (3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 153
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995) (3); Managing Director of Nuveen Asset
                                                          Management (3) (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial
                                                          Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         153
5/31/54                        and Controller             of Nuveen Investments, LLC and, formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       28

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    153
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               153
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             153
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Vice President (since 2000), Assistant Secretary and Assistant
                                                          General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

DIVIDEND INFORMATION

The Fund designates 74.31% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 76.00% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD (ALSO KNOWN AS DISTRIBUTION YIELD OR CURRENT YIELD): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, IL


The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/ETF           o Investor education
                                o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-D-1204D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on December 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Mr. Bennett unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from July 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Nuveen Equity Premium Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                    $ 19,000                        $ 0                        $ 2,500                      $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                       N/A                         0%                             0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2003                         N/A                        N/A                            N/A                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                       N/A                         0%                             0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "Audit-Related Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                                           $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2003                                           N/A                            N/A                           N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                            N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                      BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                        $ 2,500                          $ 0                           $ 0                  $ 2,500
December 31, 2003                            N/A                          N/A                           N/A                      N/A

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf. and there were no amendments during the period covered by this report (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 9, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 9, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.